Exhibit 32.2
CERTIFICATION
     In connection with the Annual Report of Diamondhead Casino Corporation (the “Company”) on Form 10-KSB for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert L. Zimmerman, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

DATE: March 16, 2007	By:	/s/ Robert Zimmerman
Robert Zimmerman
Chief Financial Officer

4